U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2012

SUNSHINE BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2015 Peel Street
5th Floor
Montreal, Quebec, Canada H3A 1T8
 (Address of principal executive offices)

(514) 764-9698
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

Due to the five (5) year auditor rotation requirements of the Sarbanes-Oxley Act the relationship between our Company and the firm of Ronald R. Chadwick, P.C. (“RRC”), our independent accountant who audited our financial statements beginning at our inception date of August 17, 2009 through our fiscal years ended September 30, 2009, December 31, 2009 and December 31, 2010, was terminated effective January 30, 2012.  Our Board of Directors authorized this action.  RRC had audited our financial statements for the fiscal years ended September 30, 2009, December 31, 2009 and 2010, and reviewed our financial statements for the related interim periods,.

In connection with the audit of our financial statements as of and for the fiscal years ended September 30, 2009, and December 31, 2009 and 2010, there were no disagreements with RRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of RRC, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of RRC on our financial statements as of and for the years ended September 30, 2009, December 31, 2009 and 2010, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the years ended September 30, 2009, and December 31, 2009 and 2010, which stated as follows:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered a loss from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that RRC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective January 30, 2012, we retained the firm of Borgers & Cutler CPA’s PLLC (“Borgers & Cutler”), to audit our financial statement for our fiscal year ending December 31, 2011, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2011.  This change in independent accountants was approved by our Board of Directors.  There were no consultations between us and Borgers & Cutler prior to their appointment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Ronald R. Chadwick P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE BIOPHARMA INC.
(Registrant)

Dated: February 3, 2012	By:	/s/ Steve Slilaty
Steve N. Slilaty
Chief Executive Officer

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